Virtus SGA Emerging Markets Equity Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated September 23, 2024 to the Summary Prospectus, and the Virtus Opportunities Trust

Statutory Prospectus and Statement of Additional Information (“SAI”) applicable to the Fund,

each dated January 29, 2024, as supplemented

IMPORTANT NOTICE TO INVESTORS

Sustainable Growth Advisers LP has announced that on March 31, 2025, Robert L. Rohn will be stepping down as a portfolio manager for the Virtus SGA Emerging Markets Equity Fund. It is expected that Alexandra Lee will be appointed in his place at that time. Mr. Rohn will retire effective September 30, 2025. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectus and SAI for future refence.

VOT 8020/SGA PM Announcement (9/2024)